UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2026

HEARTSCIENCES INC.

(Exact name of Registrant as Specified in Its Charter)

Texas	001-41422	26-1344466
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Reserve Street, Suite 360 Southlake, Texas	76092
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (682) 237-7781

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HSCS	The Nasdaq Stock Market LLC
Warrants	HSCSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 4, 2026, HeartSciences Inc. (the “Company” or “HeartSciences”) received a letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it is not in compliance with the Nasdaq Listing Rule 5550(b)(1) (“Rule 5550(b)(1)”), which requires companies listed on the Nasdaq Capital Market to maintain a minimum of $2,500,000 in stockholders’ equity for continued listing. In its Annual Report on Form 10-K for the fiscal year ended April 30, 2026, the Company reported stockholders’ equity of $226,060, and, as of August 4, 2026, the Company did not meet the alternatives of market value of listed securities or net income from continuing operations, and as a result, does not currently satisfy the requirements of Rule 5550(b)(1).

Nasdaq’s letter has no immediate impact on the listing of the Company’s common stock or public warrants, which will continue to be listed and traded on Nasdaq, subject to the Company’s compliance with the other continued listing requirements. Nasdaq’s letter provides the Company with 45 calendar days, or until September 18, 2026, to submit a plan to regain compliance. The Company believes that its plan to consummate the Proposed Transaction (as defined below) will serve as a basis for its plan to regain compliance. If the plan is accepted, the Company can be granted up to 180 calendar days from August 4, 2026, or until January 31, 2027, to evidence compliance. There can be no assurance that the Company will be able to regain compliance with all applicable continued listing requirements or that its plan will be accepted by the Nasdaq staff. In the event the plan is not accepted by the Nasdaq staff, or in the event the plan is accepted and the extension granted but the Company fails to regain compliance within the plan period, the Company would have the right to a hearing before an independent panel. The hearing request would stay any suspension or delisting action pending the conclusion of the hearing process and the expiration of any additional extension period granted by the panel following the hearing.

The Company intends to take all reasonable measures available to regain compliance under the Nasdaq Listing Rules and remain listed on Nasdaq. The Company is currently evaluating its available options to resolve the deficiency and regain compliance with the Nasdaq minimum stockholders’ equity requirement, including by consummating the Proposed Transaction. There can be no assurance that the Company will be able to consummate the Proposed Transaction. The Company intends to submit the compliance plan by the deadline set forth in Nasdaq’s letter.

If trading in the Company’s common stock or public warrants is suspended on Nasdaq or its common stock or the public warrants are delisted by Nasdaq for any reason, it could negatively impact the Company as it would likely reduce the liquidity and market price of the common stock and the public warrants; reduce the number of investors willing to hold or acquire the common stock; negatively impact the Company’s ability to access equity markets and obtain financing; impair the Company’s ability to provide equity incentives; and negatively impact the Company’s ability to consummate the Proposed Transaction.

As previously reported, on June 23, 2026, Fortitude Mining Holdings, Inc. (“Fortitude”), a vertically-integrated digital asset mining platform anchored in Zcash, and HeartSciences entered into a definitive merger agreement to combine in an all-stock transaction (the “Proposed Transaction”). The following is important information that should be read together with the information included herein.

Additional Information and Where to Find It

Communications related to each of Fortitude and HeartSciences, their respective businesses and the Proposed Transaction may be deemed solicitation material in respect of the Proposed Transaction. In connection with the Proposed Transaction, HeartSciences has filed a preliminary proxy statement on Schedule 14A and may file additional relevant materials with the U.S. Securities and Exchange Commission (“SEC”). Following the filing of a definitive proxy statement with the SEC, HeartSciences will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the Proposed Transaction. INVESTORS AND SHAREHOLDERS OF HEARTSCIENCES ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT HEARTSCIENCES HAS FILED OR MAY FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT HEARTSCIENCES AND THE PROPOSED TRANSACTION. COMMUNICATIONS THAT DO NOT CONTAIN ALL THE INFORMATION THAT SHOULD BE CONSIDERED CONCERNING THE PROPOSED TRANSACTION AND RELATED MATTERS ARE NOT INTENDED TO PROVIDE THE BASIS FOR ANY INVESTMENT DECISION OR ANY OTHER DECISION IN RESPECT OF SUCH MATTERS. The preliminary proxy statement, the definitive proxy statement and other relevant materials in connection with the Proposed Transaction (when they become available), and any other documents filed by HeartSciences with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and shareholders may obtain free copies of the documents filed with the SEC or by sending a request to the HeartSciences Investor Relations Department at investorrelations@heartsciences.com.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE PROPOSED TRANSACTION OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS CURRENT REPORT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Cautionary Note Regarding Forward-Looking Information

Communications may contain forward-looking statements concerning HeartSciences, Fortitude and the Proposed Transaction and other matters. These forward-looking statements generally can be identified by the use of words such as “aim,” “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” “potential,” “target,” “objective,” “intend,” and other words of similar meaning, but the absence of these words does not mean that a statement is not forward-looking. All statements HeartSciences and/or Fortitude make in communications that do not relate to matters of historical fact should be considered forward-looking statements.

These forward-looking statements are based on management’s current expectations and assumptions as of the date of such communication and are subject to a number of known and unknown risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such statements, which may include, without limitation, the following: the risk that the Proposed Transaction may not be completed on the anticipated timeline or at all; the failure to satisfy the conditions to the closing of the Proposed Transaction, including obtaining the requisite approval of the HeartSciences’ shareholders; market, macroeconomic, or other conditions that could adversely affect either HeartSciences or Fortitude, or the combined company; risks related to the integration of the two companies and the management of a newly public company; risks relating to Fortitude’s operations and business, including the highly volatile nature of the price of Zcash and other cryptocurrencies; and risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally. Additional factors that may cause actual results to differ materially from those expressed or implied by the forward-looking statements in such communications are discussed in HeartSciences’ filings with the SEC, including its most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other reports filed with the SEC from time to time, and are discussed in the preliminary proxy statement filed by HeartSciences with the SEC in connection with the Proposed Transaction. Readers are cautioned not to place undue reliance on these forward-looking statements. Each of HeartSciences and Fortitude expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law. Any forward-looking statements made in such communications are made as of the date of the communication.

Participants in the Solicitation

HeartSciences and Fortitude, their respective directors and executive officers, and certain executive officers of Digital Currency Group, Inc., the parent company of Fortitude, may be deemed to be participants in the solicitation of proxies from HeartSciences’ shareholders with respect to the Proposed Transaction. Information regarding the identity of the potential participants, and their direct or indirect interests in the Proposed Transaction, by security holdings or otherwise, is set forth in the preliminary proxy statement and other materials filed or that may be filed with the SEC in connection with the Proposed Transaction.

No Offer or Solicitation

Any information contained herein is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the Proposed Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The Proposed Transaction will be implemented solely pursuant to the terms and conditions of the merger agreement, which contain the full terms and conditions of the Proposed Transaction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARTSCIENCES INC.

Date: August 7, 2026	By:	/s/ Andrew Simpson
	Name:	Andrew Simpson
	Title:	President, Chief Executive Officer and Chairman of the Board of Directors

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